UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

EMR TECHNOLOGY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55715	47-5482792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Washington Valley Road

Bedminster, New Jersey 07921

(Address of principal executive offices)

(908) 997-0617

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 21, 2017, EMR Technology Solutions, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “March 8-K”) with the Securities and Exchange Commission to report the purchase by the Company of Digital Medical Solutions, Inc., a Nevada corporation (“DMSI”).

The Company is filing this Current Report on Form 8-K to disclose the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K for DMSI. The Company hereby amends the March 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements of DMSI as of and for the year ended December 31, 2016 and the notes thereto, and pro forma financial information are filed as Exhibit 99.1 and Exhibit 99.2, respectively hereto, and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

99.1	The audited financial statements of Digital Medical Solutions, Inc. as of and for the year ended December 31, 2016

99.2	The proforma financial statements as of and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMR TECHNOLOGY SOLUTIONS INC.

Date: February 15, 2018	/s/ John X. Adiletta
Name: John X. Adiletta
Title: Chief Executive Officer

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